TREND TECHNOLOGY CORPORATION

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gerald J. Shields, President and Chief Executive Officer and Leonard MacMillan, Chief Financial Officer of Trend Technology Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-KSB of Trend Technology Corporation for the year ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trend Technology Corporation.

Dated June 27, 2006

/s/Gerald J. Shields

Gerald J. Shields,

President and Chief Executive Officer

Dated June 27, 2006

/s/Leonard MacMillan

Leonard MacMillan,

Chief Financial Officer